NEWS RELEASE
For additional information, contact:
George W. Astrike
Chairman and CEO
Or
Mark Schroeder
President/Chief Operating Officer
(812) 482-1314

JASPER, INDIANA   NOVEMBER 2, 1998  GERMAN AMERICAN BANCORP ANNOUNCES ANNUAL
                                    STOCK DIVIDEND, QUARTERLY CASH DIVIDEND,
                                    AND THIRD QUARTER EARNINGS


For the fourth consecutive year, The Board of Directors of German American Bancorp (NASDAQ: GABC) has declared a 5% stock dividend. This year's dividend is payable on or before December 15, 1998 to shareholders of record on November 30, 1998.

The Board also announced the Company's third quarter cash dividend of $0.12 per share. The dividend is payable on or before November 20, 1998 to shareholders of record as of November 10, 1998.

George W. Astrike, the Company's Chairman and CEO, noted the Company has enjoyed impressive loan growth during the current quarter and fiscal year and continues to post a sound operating efficiency ratio of 56% (excluding merger related items). He also noted that, even with the Company's recent loan growth, the Company's allowance for loan losses remains at 1.65% of total loans.

Including the unusual items referred to below, reported net income for the quarter and year-to-date ended September 30, 1998 was $1,588,000 or $0.25 per share, and $5,132,000 or $0.81 per share, respectively. This compares to reported net income for the third quarter of 1997 of $1,552,000 or $0.24 per share, and for the year-to-date ended September 30, 1997 of $5,084,000 or $0.80 per share.

Net operating results reported above include the effects of one-time or unusual items, primarily expenses and charges associated with the Company's merger and acquisition activities. In addition, the third quarter of 1997 included a charge to provision of $350,000 at one of the Company's affiliates. Year to date 1997 also included an unusual negative charge to provision of $750,000 related to the recovery of a single previously charged-off credit at another of the Company's affiliates.

As adjusted for the effects of these one-time and unusual items, the Company's operating results were $1,917,000 or $0.30 per share for the third quarter of 1998, and $5,481,000 or $0.86 per share for the year to date ended September 30, 1998. This represents a 6% increase from adjusted operating results of $1,808,000 or $0.28 per share for the third quarter of 1997, and $5,182,000 or $0.82 per share for the year to date ended September 30, 1997.

                                   Exhibit 99

November 2, 1998


Results for periods prior to June 1, 1998 have been retroactively adjusted to give effect for all stock splits and dividends, and for the merger with the parent company of Citizens State Bank of Petersburg, Indiana. Prior year results exclude the effect of the June 1, 1998 merger with the parent company of FSB Bank of Francisco, Indiana, as restatement would not have resulted in a material change in overall financial results.

The Company previously announced an agreement to merge with 1st Bancorp, a $260 million banking company headquartered in Vincennes, Indiana. The transaction is expected to close early in the first quarter of 1999. Following the close of this merger, the Company will operate 5 affiliate community banks with assets totaling approximately $850 million. Its 26 banking offices will provide service to customers in the eight contiguous counties of Daviess, Dubois, Gibson, Knox, Martin, Perry, Pike and Spencer in Southwestern Indiana. German American Bancorp is a Jasper, Indiana-based holding company traded on NASDAQ's National Market System under the symbol GABC. Its stock closed at $25.00 on October 30, 1998.

                             GERMAN AMERICAN BANCORP
                           Consolidated Balance Sheets
                        (unaudited, dollars in thousands)

                                                           September 30,
                                                       1998             1997(1)


ASSETS
    Cash and Due from Banks                        $    18,199      $    20,848
    Federal Funds Sold                                   2,975           20,175
    Investment Securities                              154,412          130,751

    Loans, net of unearned income                      415,121          376,517
    Allowance for Loan Losses                           (6,853           (7,252
                                                   -----------      -----------
      Net Loans                                        408,268          369,265

    Premises and Equipment                              14,525           13,058
    Other Assets                                        14,890           11,548
                                                   -----------      -----------
    TOTAL ASSETS                                   $   613,269      $   565,645
                                                   ===========      ===========

LIABILITIES
    Non-interest Bearing Deposits                  $    57,535      $    54,713
    Interest Bearing Deposits                          473,440          438,397
                                                   -----------      -----------

      Total Deposits                                   530,975          493,110
    Borrowings                                           8,379            5,852
    Other Liabilities                                    6,948            5,294
                                                   -----------      -----------
TOTAL LIABILITIES                                      546,302          504,256
                                                   ===========      ===========

SHAREHOLDERS' EQUITY

    Common Stock and Surplus                            45,939           33,425
    Retained Earnings                                   19,898           27,236
    Unrealized Appreciation on Securities
      Available-for-sale, net of Tax                     1,130              728
                                                   -----------      -----------

TOTAL SHAREHOLDERS' EQUITY                              66,967           61,389
                                                   -----------      -----------

TOTAL LIABILITIES AND
    SHAREHOLDERS' EQUITY                           $   613,269      $   565,645
                                                   ===========      ===========

END OF PERIOD SHARES OUTSTANDING                     6,348,590        3,541,719

BOOK VALUE PER SHARE                               $     10.55      $      9.68


(1) Results for periods prior to June 1, 1998 have been retroactively adjusted to give effect for all stock splits and dividends, and for the merger with the parent company of Citizens State Bank of Petersburg, Indiana. Prior year results exclude the effect of the June 1, 1998 merger with the parent company of FSB Bank of Francisco, Indiana, as restatement would not have resulted in a material change in overall financial results.

                             GERMAN AMERICAN BANCORP
                        CONSOLIDATED STATEMENTS OF INCOME
                            AND COMPREHENSIVE INCOME
             (unaudited, dollars in thousands except per share data)

                                                    Three Months Ended
                                                       September 30,
                                                  1998               1997 (1)

INTEREST INCOME
   Interest and Fees on Loans                 $     9,085         $     8,676
   Interest on Federal Funds Sold                     152                 239
   Interest on Investment Securities                2,231               2,082
                                              -----------         -----------
     TOTAL INTEREST INCOME                         11,468              10,997
                                              -----------         -----------

INTEREST EXPENSE
   Interest on Deposits                             5,386               5,100
   Interest on Borrowings                              83                  61
                                              -----------         -----------
     TOTAL INTEREST EXPENSE                         5,469               5,161
                                              -----------         -----------

NET INTEREST INCOME                                 5,999               5,836

Provision for Loan Losses                              57                 447(2)
                                              -----------         -----------

NET INTEREST INCOME AFTER PROVISION
     FOR LOAN LOSSES                                5,942               5,389
                                              -----------         -----------

NONINTEREST INCOME
   Other Operating Income                             763                 764
   Security Gains                                      (9)                 --
                                              -----------         -----------
     TOTAL NONINTEREST INCOME                         754                 764
                                              -----------         -----------

NONINTEREST EXPENSE
   Salaries and Benefits                            2,305               2,105
   Other Operating Expenses                         2,186               1,743
                                              -----------         -----------

     TOTAL NONINTEREST EXPENSE                      4,491(2)            3,848(2)
                                              -----------         -----------

Income before Income Taxes                          2,205               2,305
Income Tax Expense                                    617                 753
                                              -----------         -----------

NET INCOME                                    $     1,588(2)      $     1,552(2)
                                              ===========         ===========

EARNINGS PER SHARE
   AND DILUTED EARNINGS PER SHARE             $      0.25(2)      $      0.24(2)
                                              ===========         ===========

Weighted Average Shares Outstanding:
   Basic                                        6,348,101           6,339,465
   Diluted                                      6,360,537           6,344,429

(1) Results for periods prior to June 1, 1998 have been retroactively adjusted to give effect for all stock splits and dividends, and for the merger with the parent company of Citizens State Bank of Petersburg, Indiana. Prior year results exclude the effect of the June 1, 1998 merger with the parent company of FSB Bank of Francisco, Indiana, as restatement would not have resulted in a material change in overall financial results.

(2) Net operating results reported above include the effects of one-time or unusual items, primarily expenses and charges associated with the Company's merger and acquisition activities. In addition, the third quarter of 1997 included a charge to provision of $350,000 at one of the Company's affiliates. Year to date 1997 also included an unusual negative charge to provision of $750,000 related to the recovery of a single previously charged-off credit at another of the Company's affiliates.

As adjusted for the effects of these one-time and unusual items, the Company's operating results were $1,917,000 or $0.30 per share for the third quarter of 1998, and $5,481,000 or $0.86 per share for the year to date ended September 30, 1998. This represents a 6% increase from adjusted operating results of $1,808,000 or $0.28 per share for the third quarter of 1997, and $5,182,000 or $0.82 per share for the year to date ended September 30, 1997.

                             GERMAN AMERICAN BANCORP
                        CONSOLIDATED STATEMENTS OF INCOME
                            AND COMPREHENSIVE INCOME
             (unaudited, dollars in thousands except per share data)

                                                     Nine Months Ended
                                                       September 30,
                                                 1998               1997 (1)

INTEREST INCOME
Interest and Fees on Loans                    $    26,985         $    25,206
Interest on Federal Funds Sold                        720                 686
Interest on Investment Securities                   6,327               6,431
                                              -----------         -----------
     TOTAL INTEREST INCOME                         34,032              32,323
                                              -----------         -----------

INTEREST EXPENSE
Interest on Deposits                               15,782              14,937
Interest on Borrowings                                200                 248
                                              -----------         -----------
     TOTAL INTEREST EXPENSE                        15,982              15,185
                                              -----------         -----------

NET INTEREST INCOME                                18,050              17,138

Provision for Loan Losses                             176                  21(2)
                                              -----------         -----------

NET INTEREST INCOME AFTER PROVISION
     FOR LOAN LOSSES                               17,874              17,117

NONINTEREST INCOME
   Other Operating Income                           2,312               2,103
   Security Gains                                      (2)                 --
                                              -----------         -----------
     TOTAL NONINTEREST INCOME                       2,310               2,103
                                              -----------         -----------

NONINTEREST EXPENSE
   Salaries and Benefits                            6,944               6,257
   Other Operating Expenses                         5,823               5,300
                                              -----------         -----------

     TOTAL NONINTEREST EXPENSE                     12,767(2)           11,557(2)
                                              -----------         -----------

Income before Income Taxes                          7,417               7,663
Income Tax Expense                                  2,285               2,579
                                              -----------         -----------

NET INCOME                                    $     5,132(2)      $     5,084(2)
                                              ===========         ===========

EARNINGS PER SHARE
   AND DILUTED EARNINGS PER SHARE             $      0.81(2)      $      0.80(2)
                                              ===========         ===========

Weighted Average Shares Outstanding:
   Basic                                        6,346,906           6,337,842
   Diluted                                      6,359,342           6,342,806

(1) Results for periods prior to June 1, 1998 have been retroactively adjusted to give effect for all stock splits and dividends, and for the merger with the parent company of Citizens State Bank of Petersburg, Indiana. Prior year results exclude the effect of the June 1, 1998 merger with the parent company of FSB Bank of Francisco, Indiana, as restatement would not have resulted in a material change in overall financial results.

(2) Net operating results reported above include the effects of one-time or unusual items, primarily expenses and charges associated with the Company's merger and acquisition activities. In addition, the third quarter of 1997 included a charge to provision of $350,000 at one of the Company's affiliates. Year to date 1997 also included an unusual negative charge to provision of $750,000 related to the recovery of a single previously charged-off credit at another of the Company's affiliates.

As adjusted for the effects of these one-time and unusual items, the Company's operating results were $1,917,000 or $0.30 per share for the third quarter of 1998, and $5,481,000 or $0.86 per share for the year to date ended September 30, 1998. This represents a 6% increase from adjusted operating results of $1,808,000 or $0.28 per share for the third quarter of 1997, and $5,182,000 or $0.82 per share for the year to date ended September 30, 1997.

                             GERMAN AMERICAN BANCORP
                           Reconciliation of Earnings



                                         Three Months Ended    Nine Months Ended
                                            September 30,        September 30,

                                            1998    1997 (1)    1998    1997 (1)
                                            ----    ----        ----    ----

Pre-tax Adjustments to Income
   Merger Related Expenses                $   189   $    46   $   312   $   236
   Pension and Employment
     Continuation Charges                     282        --       194        --
   Provision for Loan Losses                   --       350        --      (410)
   Trust Accrual                               --        --        --       200
                                          -------   -------   -------   -------

     Total Adjustments to Income          $   471   $   396   $   506   $    26
                                          =======   =======   =======   =======

Reported Net Income                       $ 1,588   $ 1,552   $ 5,132   $ 5,084
After tax impact of Adjustments               329       256       349        98
                                          -------   -------   -------   -------

     Adjusted Net Income                  $ 1,917   $ 1,808   $ 5,481   $ 5,182
                                          =======   =======   =======   =======

Reported Earnings Per Share               $  0.25   $  0.24   $  0.81   $  0.80
After tax impact of Adjustments              0.05      0.04      0.05      0.02
                                          -------   -------   -------   -------

     Adjusted Earnings Per Share          $  0.30   $  0.28   $  0.86   $  0.82
                                          =======   =======   =======   =======


(1) Results for periods prior to June 1, 1998 have been retroactively adjusted to give effect for all stock splits and dividends, and for the merger with the parent company of Citizens State Bank of Petersburg, Indiana. Prior year results exclude the effect of the June 1, 1998 merger with the parent company of FSB Bank of Francisco, Indiana, as restatement would not have resulted in a material change in overall financial results.